SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934


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The Dewey Electronics Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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                                  1

THE DEWEY ELECTRONICS CORPORATION



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of THE DEWEY ELECTRONICS CORPORATION (the "Corporation") will be held at the office of the Corporation at 27 Muller Road, Oakland, New Jersey, on Thursday, December 9, 2010 at 10 a.m. (Eastern Standard
Time) for the purposes of

(1)	electing five directors to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify;

(2)	transacting such other business as may properly come before
the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 22, 2010 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

If you will be unable to attend the meeting, you are respectfully requested to sign and return the accompanying proxy in the enclosed envelope.



By Order of the Board of Directors



JOHN H.D. DEWEY

Secretary




November 3, 2010






                                     2









THE DEWEY ELECTRONICS CORPORATION


PROXY STATEMENT

This proxy statement is furnished to the stockholders of The Dewey Electronics Corporation (hereinafter referred to as the "Corporation") in connection with the solicitation of proxies for the annual meeting of stockholders to be held on December 9, 2010. The mailing address of the Corporation's executive offices is 27 Muller Road, Oakland, New Jersey 07436,and its telephone number is (201) 337-4700. The Corporation plans to commence the mailing of this proxy statement to stockholders on or about November 3,2010.

The enclosed proxy is solicited by the Board of Directors of the Corporation. A person giving the proxy has the power to revoke it at any time before its exercise by notice to such effect delivered to the Secretary of the Corporation.

The Corporation will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to the use ofthe mails, proxies may be solicited by personal interviews, by telephone or by electronic means. No additional compensation will be paid to the Corporation's directors, officers or other employees for such services.

It is important that your shares are represented at the meeting.

Whether or not you expect to attend the meeting, please be sure that the enclosed proxy card is properly completed, dated, signed and returned without delay in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time prior to the time it is voted.


VOTING SECURITIES OUTSTANDING; VOTES REQUIRED

Shares of Common Stock, 1,362,031 of which were outstanding as of the close of business on September 30, 2010, are the only voting securities of the Corporation and are entitled to one vote per share. Only holders of Common Stock of record at the close of business on October 22, 2010 will be entitled to vote at the annual meeting of stockholders.

A plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required to elect the director nominees, and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to take any other action. Votes withheld, abstentions and any broker non-votes will not have the effect of votes cast either in favor of or in opposition to a nominee or any other business properly brought before the annual meeting but will be treated as present for quorum purposes.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 9, 2010

The Corporation's proxy statement and Annual Report for the year ended June 30, 2010 are available at http://www.cfpproxy.com/2919.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Corporation's Common Stock, as of September 30, 2010 (except as otherwise noted), by: (i) each person who is known by the Corporation to own beneficially more than five percent of the Corporation's Common Stock, (ii) each of the Corporation's directors and nominees for director, (iii) each of the Corporation's executive officers for whom information is provided in the "Summary Compensation Table"
below, and (iv) all executive officers and directors as a group.
The information presented in the table is based upon certain filings with the Securities and Exchange Commission by such persons, as indicated in the notes to the table below, or upon information otherwise provided by such persons to the Corporation.  According to such filings or other information, such persons have sole voting and investment power with respect to shares reported as beneficially owned (except as indicated in the notes to the table below).


                                       3


The address of each person who is a director or officer of the Corporation is 27 Muller Road, Oakland, New Jersey 07436.

                                  Number of Shares         % of the
Name of Beneficial Owner          Beneficially Owned       Common Stock

John H.D. Dewey                   453,072  (1) (3)           32.95%

Frederick R. Dewey
2835 Second St.,
Santa Monica, CA 90405            259,905  (2) (3)           19.08%

Hummingbird Management, LLC
145 East 57th St., NY, NY
10022                             220,546  (4)               16.19%

LTG. James M. Link
(USA Retired)                       1,000                         *

Nathaniel Roberts                  10,998                         *

John B. Rhodes                          0                        --

Ronald Tassello                         0                        --

Edward L. Proskey                  13,810  (5)                 1.01%

Stephen P. Krill                      800  (6)                    *

Dana P. Hollis                        800  (7)                    *

All Directors and Executive
Officers as a Group  (8 persons)  480,480  (8)                34.81%

* Less than 1%.

(1) Consists of (i) 150,059 shares of Common Stock owned directly By John H. D. Dewey ("JHDD"), (ii) 12,800 shares of Common Stock issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2010, (iii) 97,258 shares of Common Stock owned directly by a trust for the benefit of JHDD's sister, of which JHDD is the sole trustee,
(iv) 20,000 shares of Common Stock held in a custodial account for JHDD's son who is a minor and (v) 172,955 shares of Common Stock held by the Estate of Frances D. Dewey (the "Estate Shares"). The table does not include 4,000 shares issuable under stock options which become exercisable on March 31, 2011.

(2) Based on Amendment #1 to Schedule 13G filed with the Securities and Exchange Commission on September 4, 2009 by Frederick R. Dewey ("FRD"). Consists of (i) 86,950 shares of Common Stock owned directly by FRD and (ii) theEstate Shares.

(3) On August 19, 2009, JHDD and his brother, FRD, were appointed executors of the Estate of Frances D. Dewey by the Surrogate's Court of New York County. In such capacity, they share beneficial ownership of the Estate Shares.

(4) Based on a Form 3 filed with the Securities and Exchange Commission on July 7, 2009 by Paul D. Sonkin, The Hummingbird
Value Fund, L.P., The Tarsier Nanocap Value Fund, LP, Hummingbird Capital, LLC, and Hummingbird Management, LLC (the "Reporting Persons"). The Form 3 provides that (a) 129,763 shares are owned directly by The Hummingbird Value Fund, L.P. and (b) 90,783 shares are owned directly by The Tarsier Nanocap Value Fund, LP. According to the Form 3, (a) Paul D. Sonkin is the Managing Member of
(i) Hummingbird Capital, LLC, which is the general partner of The Hummingbird Value Fund, L.P. and The Tarsier Nanocap Value Fund, LP, and (ii) Hummingbird Management, LLC, which is the investment manager to The Hummingbird Value Fund, L.P. and The Tarsier Nanocap Value Fund, LP, and (b) the Reporting Persons are members of a group for purposes of Section 13(d) of the Securities Exchange
Act of 1934.


                                       4


(5) Includes 3,800 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2010. The table does not include 3,000 shares issuable under stock options which become exercisable on March 31, 2011.

(6) Includes 800 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2010. The table does not include 3,000 shares issuable under stock options which become exercisable on March 31, 2011.

(7) Includes 800 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2010. The table does not include 3,000 shares issuable under stock options which become exercisable on March 31, 2011.

(8) Includes 18,200 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2010. The table does not include 13,000 shares issuable under stock options which become exercisable on March 31, 2011.


ELECTION OF DIRECTORS

At the annual meeting of stockholders, five directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualify. The shares represented by the accompanying proxy will be voted for the re-election of John H.D. Dewey, LTG James M. Link (USA Ret), Nathaniel Roberts, John B. Rhodes, and Ronald Tassello, unless a contrary specification is made. If any such nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the accompanying proxy may be voted for such other person as may be determined by the holders of such proxies, or the Board of Directors may elect to reduce the number of directors. Following the death of Frances D. Dewey on July 25, 2009, the Board of Directors reduced the number of directors to five.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

Information Concerning Directors and Nominees

The following table sets forth the name of each nominee for election to the Board of Directors, his age, principal occupation during the past five years and the name and principal business of any corporation or organization in which such occupation is or was carried on, and the period during which he has served as director.


                                        5




Name             Age     Principal Occupation                  Director
                         During Past Five Years;               Since
                         Other Directorships and
                         Positions With Corporation


John H.D.
Dewey           45       President, Chief Executive Officer and  1999
                         Secretary of the Corporation
                         (Secretary since September 23, 2009;
                         President and Chief Executive Officer
                         since December 4, 2002;
                         Acting Chief Executive Officer from
                         June 14, 2002 until December 4, 2002)

LTG James M.
Link (USA
Retired)        68       Retired since January 31, 2008          2001

                         Special Advisor, Teledyne Technologies
                         Inc. (until January 31, 2008)
                         President and Director,
                         Teledyne Brown Engineering
                         (retired August 1, 2007)
                         (Systems Engineering)

                         Director, Superior Bank

Nathaniel
Roberts         44       President                             1999
                         Managed Citrus, Inc.
                         (Citrus Growers)

                         Chair-Elect, Economic Council
                         of Palm Beach County

John B.
Rhodes         54        Senior Advisor                        2005
                         (from April 2007 through June 2010)
                         Good Energies, Inc.
                         (Renewable Energy Investments)

                         Not-For-Profit Management (Education
                         and Healthcare):

                        Trustee
                        NY Institute for Special Education
                        ("NYISE")
                        Chairman
                        Cornerstone (joint initiative of NYISE
                        and University of Penn.
                        (Graduate School of Education))
                        Trustee
                        Hospital for Joint Diseases, New York City
                        Consultant
                        SPARC (Sickness Prevention Achieved
                        Through Regional Cooperation)

Ronald
Tassello, CPA  53      Chief Financial Officer                 2006
                       (since December 2007)
                       Wolfson Casing Corporation
                       (Producers of Sausage Casings)

                       Chief Financial Officer(until December 2007)
                       HYTORC (division of UNEX Corporation)
                       (Industrial Bolting Tools and Technology)

                       Chief Financial Officer(from 1996 to July 2006) Alcan Baltek Corporation
                       (Producer of Balsa-based Products)


As indicated in the table above, each nominee for election to the Board of Directors is currently serving as a member of the Board and is standing for re-election. Mr. Dewey's experience as the Corporation's President and Chief Executive Officer and, previously, as a management consultant to technology and engineering clients, makes him a valuable member of the Board. LTG Link's military and engineering background and his experience in the defense industry makes him a valuable member of the Board. Mr. Robert's business and executive management experience, including experience with large property management, makes him a valuable member of the Board. Mr. Rhodes' business and consulting experience (including his former position as a Vice President of Booz Allen Hamilton, Inc. advising aerospace and defense companies) makes him a valuable member of the Board. Mr. Tassello's financial and accounting experience and his service as a chief financial officer makes him a valuable member of the Board.

During the Corporation's last fiscal year ended June 30, 2010, the Board of Directors held seven meetings (including telephonic meetings).


                                         6


SEC rules require that the Corporation disclose whether members of the Board of Directors are "independent", as that term is defined in stock exchange rules. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, LTG James M. Link, Nathaniel Roberts, John B. Rhodes and Ronald Tassello would be "independent" for these purposes and John H.D. Dewey (and Frances D. Dewey, who served on the Board of Directors prior to her death on July 25, 2009) would not be "independent" for these purposes. The Board of Directors has the following committees:
(1) Audit Committee, (2) Executive Compensation Committee, (3) Stock Option Committee and (4) Business Development Committee. The Board does not have a nominating committee.

The Audit Committee is composed of Ronald Tassello (Chairman), John Rhodes and James M. Link. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Audit Committee would be "independent" for these purposes. The Committee held four meetings during the last fiscal year. For additional information regarding the Audit
Committee, see "Independent Public Accountants" below.

The Executive Compensation Committee is composed of Messrs. Roberts,
Link and Tassello. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Executive Compensation Committee would be "independent" for these purposes. The Committee held one meeting during the last fiscal year. The Committee assists the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. It reviews and makes recommendations to the Board with respect to major compensation plans, policies and programs for the Corporation. The CEO meets with, and discusses executive performance with, the Committee. The Committee evaluates this information and takes it into account in making recommendations to the entire Board for approval. The Committee did not retain advisors in the last fiscal year. It does not have a charter.

The Stock Option Committee is composed of Messrs. Rhodes and Roberts. The Committee held one meeting during the last fiscal year. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Stock Option Committee would be "independent" for these purposes.
The Committee administers the 1998 Stock Option Plan of the Corporation. The Committee did not retain advisors in the last fiscal year. It does not have a charter.

The Business Development Committee is composed of John H.D. Dewey and LTG Link. The Committee assists in the identification and pursuit of potential business opportunities for the Corporation.

During the fiscal year ended June 30, 2010, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Director Compensation

The following table sets forth the compensation paid to each non-employee director of the Corporation for the fiscal year ended June
 30, 2010:

Name of Director                Fees Earned or Paid in Cash    Total

Frances D. Dewey (1)                     $2,750                $2,750

James M. Link                           $29,200               $29,200

Nathaniel A. Roberts                     $4,800                $4,800

John B. Rhodes                           $4,400                $4,400

Ronald Tassello                          $5,200                $5,200

(1)  Mrs. Dewey died on July 25, 2009.


                                    7



The Corporation's current policy regarding standard compensation of directors is to pay $4,000 per annum plus $400 for each Board meeting attended in person. For the fiscal year ended June 30, 2010, no payments for services as a director or committee member were made to John H.D. Dewey (who received compensation as an officer of the Corporation). For the fiscal year ended June 30, 2010, $2,750 was paid to Frances D. Dewey as Chairperson of the Board, in lieu of the standard directors fees described above. This amount represented the portion of her annual compensation of $33,000 for the month of July 2009. In addition to the standard directors fees, James M. Link was paid $24,000 for serving on the Business Development Committee. In December 2001, stockholders approved a Stock Option Plan for Non-Employee Directors under which options exercisable for a total of 50,000 shares of Common Stock may be granted. To date, no options have been granted under this plan, which is administered by the Board.

Executive Officers

In addition to John H. D. Dewey (see "Information Concerning Directors and Nominees" above), the Corporation's executive officers are:

Edward L. Proskey, age 54, who was elected Vice President, Operations of the Corporation in June 1994. He became Senior Vice President, Operations in June 2003 and Senior Vice President in August 2008.

Dana P. Hollis, age 59, who was elected as Vice President, Business Development/Program Management in January 2007. Previously, from May 1985 to 2006, Mr. Hollis was employed by Smiths Aerospace, LLC, a systems and avionics manufacturer, in various positions, including Senior Project Engineering Manager and Senior Program Manager; and previous to that he was the Senior Project Engineer - Engine Controls and Accessories at United Technologies from October 1979 to April 1985.

Stephen P. Krill, age 58, who became an employee of the Corporation in September 2005 and was elected Treasurer in December 2005. Previously, from January 16, 2005, Mr. Krill provided financial consulting services to the Corporation as an employee of Resources Global Professionals, a temporary financial staffing company;
from 2001 to 2005 he was an associate with Robert Half, Inc., also a temporary financial staffing company; and previous to that he spent 15 years at Southco Inc., a manufacturer of access hardware, as a Controller and Corporate Financial Consultant.

Summary Compensation Table

The following table sets forth the aggregate compensation paid by the Corporation during the Corporation's last two fiscal years to
(1) the chief executive officer of the Corporation and (2) the three most highly compensated executive officers of the Corporation other than the chief executive officer.

Name and                 Fiscal Year    Salary    Bonus   Option   Total
Principal Position       ended            ($)       ($)   Awards     ($)
                         June 30,                         ($)(1)(2)

John H.D. Dewey
President/CEO,
 Secretary               2010          $157,703       --  6,077   $163,780
                         2009           153,156   5,000     790    158,946

Edward L. Proskey
Senior V.P.              2010           125,692   3,500   4,988    134,180
                         2009           122,081   3,000     894    125,975

Stephen P. Krill
Treasurer                2010           133,023      --   4,988    138,011
                         2009           127,140   2,000     894    130,034

Dana P. Hollis, V.P.,
Business Development/    2010           128,671  12,000   4,988    145,659
Program Management       2009           126,346  30,000     894    157,240

(1) Reflects the grant date fair value of stock options, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 (excluding the estimated effect of any forfeitures), granted in fiscal years ended June 30, 2010 and 2009 pursuant to the Corporation's 1998 Stock Option Plan (as amended). This is the total amount the Corporation would expect to expense in its financial statements over the vesting period of the options. assumptions used in the calculation of such amounts are included in
Note 5 to the Corporation's audited financial statements for the fiscal year ended June 30, 2010 included in the Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 27, 2010. Amounts reflected in this column may not correspond to the actual value that will be received by the executive from these awards. These options were granted on March 31, 2010 and December 3, 2008 and become fully vested on March 31, 2011 and December 3, 2009.


                                  8


(2) During the fiscal year ended June 30, 2010, John Dewey was granted an option to purchase 4,000 shares of Common Stock and each other named executive officer was granted an option to purchase 3,000 shares of Common Stock. The exercise price and expiration date of these options is shown in the "Outstanding Equity Awards at 2010 Fiscal Year-End" table below. During the fiscal year ended June
30, 2009, each named executive officer was granted an option to purchase 800 shares of Common Stock. The exercise price and expiration date of these options is shown in the "Outstanding
Equity Awards at 2010 Fiscal Year-End" table below.

Stock Options

None of the executive officers of the Corporation for whom information is provided in the "Summary Compensation Table" above exercised any stock options during the Corporation's last fiscal year (ended June 30, 2010). The following table sets forth, for each such executive officer, the total number of securities underlying unexercised options as of the end of the Corporation's last fiscal year (June 30, 2010).

Outstanding Equity Awards at 2010 Fiscal Year-End


Name of           Option    Number of      Number of     Option   Option
Executive         Grant     Securities     Securities    Exercise
Expiration
                  Date      Underlying     Underlying    Price ($) Date
                            Unexercised    Unexercised
                            Options (#)    Options (#)
                            Exercisable    Unexercisable
                            (1)             (2)

John H.D.
Dewey            12/11/02   12,000              0        3.93    12/10/12
                 12/3/08       800              0        1.76    12/2/13
                 3/31/10         0          4,000        2.47    3/30/15

Edward L.
Proskey          9/13/00    2,000               0        1.625   9/12/10
                 12/11/02   3,000               0        3.93    12/10/12
                 12/3/08      800               0        1.60    12/2/18
                 3/31/10        0           3,000        2.24    3/30/20

Dana P.
Hollis           12/3/08      800               0        1.60    12/2/18
                 3/31/10        0           3,000        2.24    3/30/20

Stephen P.
Krill            12/3/08     800                0        1.60    12/2/18
                 3/31/10       0            3,000        2.24    3/30/20


(1) Options granted on September 13, 2000 expired on September 12, 2010. Options granted on December 11, 2002 vested and become exercisable as to each named executive officer in two installments: 50% on December 11, 2003 and 50% on December 11, 2004. Options granted on December 3, 2008 vested and became exercisable on December 3, 2009.

(2) All of these options will vest and become exercisable on March 31, 2011.

Retirement Benefits

The Corporation has a non-contributory pension plan for substantially all active employees, under which, in general, employees can receive an amount per month equal to 0.8% multiplied by their years of service (up to a maximum of 35 years of service) multiplied by their average monthly earnings (based on earnings during the five years preceding retirement), up to a specified maximum of $850 per month for life assuming normal retirement at age 65. Upon the employee's death, 50% of the monthly benefit is payable to the employee's spouse for life.

Insurance Arrangements

The Corporation has insurance coverage under which its directors and officers (as well as the Corporation) are indemnified under certain circumstances with respect to litigation and other costs and liabilities arising out of actual or alleged misconduct of such directors and officers. The Corporation pays all premiums to the insurer.


                                  9


Section 16(a) Beneficial Ownership Reporting Compliance

For the fiscal year ended June 30, 2010, based solely on a review of copies of reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and 10% shareholders were complied with.

Certain Corporate Governance Matters

Board Leadership Structure.  The positions of Chairman of the
Board and Chief Executive Officer of the Corporation are currently held by the same individual, John Dewey. The Board of Directors does not have a lead independent director. The Board believes that, in light of the Corporation's size, as well as the size of the Board, this structure currently is the preferable leadership structure for the Corporation.

Board Role in Risk Oversight. The Board of Directors as a whole has ultimate oversight responsibility for the risk management process. The risk oversight function is carried out both by the full Board and by individual Board committees. The Audit Committee oversees risks associated with financial and accounting matters, and the Corporation's financial reporting and internal control systems.
On a regular basis the Board and its committees receive information and reports from senior management (and, when appropriate, from outside counsel and other advisors) in order to identify, evaluate and take steps to manage and mitigate the risks associated with the Corporation's strategic and business plans and operations.


Code of Business Conduct and Ethics. The Corporation has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. The code is available at the Corporation's website at www.deweyelectronics.com. Any substantive amendments to the code and any grant of a waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in a report on Form 8-K.

Stockholder Communications with the Board of Directors. The Corporation's Board of Directors has adopted the following policy by which stockholders may communicate with the Board or with individual directors or Board committees. The communication should be in writing, addressed to the Board or applicable committee or directors, c/o Corporate Secretary, The Dewey Electronics Corporation, at the Corporation's executive offices.
The Corporate Secretary will review all such correspondence received and will periodically, at least quarterly, forward to the applicable directors a summary of all such correspondence together with copies of correspondence that the Corporate Secretary believes should be seen in its entirety. Correspondence or summaries will be forwarded to the applicable directors on an expedited basis where the Corporate Secretary deems it appropriate. Communications raising concerns related to the Corporation's accounting, internal controls, or auditing matters will be immediately brought to the attention of the Audit Committee.

Directors may at any time review a log of correspondence received by the Corporation that is addressed to the director (or to the full Board or a Board committee on which he serves) and may request copies of any such correspondence.

The Corporation believes that it is important for directors to directly hear concerns expressed by stockholders. Accordingly, it is the Corporation's policy that Board members are expected to attend the Annual Meeting of Stockholders absent a compelling commitment that prevents such attendance. The December 2009 Annual Meeting was attended by Messrs. Dewey and Roberts; Messrs. Rhodes and Tassello and LTG Link did not attend.

Director Nominations. The candidates for election as directors at the annual meeting have been nominated by the Board. The Corporation does not have a nominating committee; the Board believes that it is desirable for such decisions to be made by the entire Board.

In evaluating director candidates for purposes of recommending director candidates to the Board, the Board will consider the following factors: the candidate's moral character and personal integrity; whether the candidate has expertise and experience relevant to the Corporation's business; whether the candidate's expertise and experience complements the expertise and experience of the other directors; whether the candidate would be independent of any particular constituency and able to represent the interests of all stockholders of the Corporation; the congeniality of the candidate with the other directors; whether the candidate would have sufficient time available to devote to Board activities; and any other factors deemed relevant by the Board. The Board does not believe that there are any specific minimum qualifications, qualities or skills that a Board-recommended nominee for election to the Board of Directors must possess, and instead is of the view that each candidate should be considered based on his or her individual experience and other qualifications, as well as the Corporation's circumstances. The Board does not have a diversity policy for consideration of director candidates.


                                   10


The Board will consider director candidates recommended by stockholders of the Corporation. Stockholders may recommend an individual for consideration by submitting to the Board the name of the individual, his or her background (including education and employment history), a statement of the particular skills and expertise that the candidate would bring to the Board, the name, address and number of shares of the Corporation beneficially owned by the stockholder submitting the recommendation, any relationship or interest between such stockholder and the proposed candidate, and any additional information that would be required under applicable SEC rules to be included in the Corporation's proxy statement if such proposed candidate were to be nominated as a director.

Such submissions should be addressed to the Board of Directors c/o Corporate Secretary, at the Corporation's executive offices. In order for a candidate to be considered for any annual meeting, the submission must be received by the Corporation no later than the May 15 preceding such annual meeting. The Corporation anticipates that its next annual meeting will be held in December 2011 (the month when it typically holds its annual meetings).

The Board will evaluate the biographical information and background material relating to each potential candidate and may seek additional information from the submitting stockholder, the potential candidate, and/or other sources. The Board may hold interviews with selected candidates. Individuals recommended by stockholders will be considered under the same factors as individuals recommended by other sources.

"Audit Committee Financial Expert." The Board of Directors has determined that Mr. Ronald Tassello, a member of the Audit Committee, is the Corporation's "audit committee financial expert" as that term is defined by SEC rules. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, Mr. Tassello would be "independent" for these purposes.


INDEPENDENT PUBLIC ACCOUNTANTS

On August 16, 2010, the Corporation was notified that Amper, Politziner and Mattia, LLP ("Amper"), the Corporation's independent registered public\accounting firm, combined its practice with that of Eisner LLP ("Eisner") and that the combined practice operates under the name EisnerAmper LLP ("EisnerAmper"). The Audit Committee of the Corporation's Board of Directors has amended the Corporation's engagement of Amper to provide for EisnerAmper to serve as the Corporation's independent registered public accounting firm effective August 16, 2010. It is expected that a representative of EisnerAmper will be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The audit reports on the financial statements of the Corporation as of and for the years ended June 30, 2009 and June 30, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Corporation's fiscal years ended June 30, 2009 and 2010 and the subsequent period through August 16, 2010, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Corporation and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement(s) in connection with its report on the Corporation's financial statements for such year or for any subsequent reporting period and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Corporation's fiscal years ended June 30, 2009 and 2010 and the subsequent period through August 16, 2010, the Corporation did not consult with Eisner regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees. For the fiscal year ended June 30, 2010, the aggregate fees billed for audit services rendered by Amper were $77,500.
These services consisted of reviews of the Corporation's quarterly financial statements and (prior to the combination with Eisner described above) the audit of the Corporation's financial statements for the fiscal year ended June 30, 2010. Subsequent to the combination of Eisner and Amper described above, EisnerAmper billed the Corporation for an aggregate of $45,100 of audit fees with respect to the audit of the Corporation's financial statements for the fiscal year ended June 30, 2010.

                                    11



For the fiscal year ended June 30, 2009, the aggregate fees billed for audit services by Amper were $116,500. These services consisted of reviews of the Corporation's quarterly financial statements and the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2009.

Tax Fees; Audit-Related Fees; All Other Fees. In the fiscal years ended June 30, 2010 and June 30, 2009, there were no other fees billed by Amper or EisnerAmper for professional services rendered to the Corporation.

Report of Audit Committee

The Corporation's Audit Committee is responsible primarily to assist the Board of Directors in fulfilling its responsibilities for providing oversight of the Corporation's accounting and financial reporting practices, as more fully described in its written charter approved by the Board of Directors. The Audit Committee charter is available on the Corporation's website, www.deweyelectronics.com. Management is responsible for preparing the Corporation's financial statements and the Corporation's independent registered public accounting firm is responsible for auditing those statements.

In discharging its responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements of the Corporation at and for the fiscal year ended June 30, 2010 with management, (2) received the written disclosures and the letter from the Corporation's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and (3) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, and the independent registered public accounting firm's independence from the Corporation.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2010, for filing with the Securities and Exchange Commission.


Submitted by the Audit Committee:

Ronald Tassello, Chairman
LTG James M. Link (USA Ret)
John B. Rhodes

STOCKHOLDER PROPOSALS

Any proposals of stockholders which are intended to be presented at the Corporation's next annual meeting of stockholders must be received\ by the Corporation not later than July 3, 2011 in order to be considered for inclusion in the Corporation's proxy statement and form of proxy relating to such meeting. If a stockholder proposal is received by the Corporation after September 16, 2011, the persons named as proxies in the form of proxy for the Corporation's 2011 Annual Meeting of Stockholders will be entitled to exercise their discretionary voting power with respect to such proposal.

DISCRETIONARY AUTHORITY

While the notice of annual meeting of stockholders calls for transaction of such other business as may come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders other than as set forth above.
The accompanying form of proxy gives discretionary authority, however, in the event that any additional matters should be presented.

By Order of the Board of Directors

JOHN H.D. DEWEY
Secretary
November 3, 2010


                                    12



REVOCABLE PROXY
THE DEWEY ELECTRONICS CORPORATION

__PLEASE MARK VOTES AS IN THIS EXAMPLE

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN H.D. DEWEY and RONALD TASSELLO, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of The Dewey Electronics Corporation to be held on December 9, 2010 at 10:00 A.M. (Eastern Standard Time) at the offices of the Corporation at 27 Muller Road, Oakland, New Jersey, and any adjournments thereof with all power which the undersigned would possess if personally present and to vote all shares of common stock of the Corporation held by the undersigned, which may be entitled to vote at said meeting upon the following matter and upon other matters as may come before the meeting.


1.  ELECTION OF DIRECTORS       FOR      WITHHOLD     FOR ALL EXCEPT
   (except as marked to the contrary below)

John H.D. Dewey, James M. Link, John Rhodes,
Nathaniel Roberts, Ronald Tassello

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:


This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of the nominees listed above.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President, or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this           Date_____________
Proxy in the box below.

_______________________________    _____________________________
Stockholder sign above             Co-holder (if any sign above)